Supplement dated September 14, 2012

to the Institutional Class Shares Prospectus

for Principal Funds, Inc.

dated December 30, 2011

(as supplemented on January 30, 2012, March 16, 2012, March 30, 2012, April 30, 2012, June 15, 2012, and August 8, 2012)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

In the table, under the column heading “Global Multi-Strategy” and row labeled “Inverse Floating Rate Investments”, delete “Not Applicable” and substitute “Non-Principal.”